                                                                   Exhibit 10.17


                               PETOPIA.COM, INC.




                  SERIES D PREFERRED STOCK PURCHASE AGREEMENT




                               November 29, 1999

                               Table of Contents

1.    Purchase and Sale of Preferred Stock..................................................  1

    1.1    Sale and Issuance of Series D Preferred Stock....................................  1
    1.2    Closing; Delivery................................................................  1

2.    Representations and Warranties of the Company.........................................  2

    2.1    Organization, Good Standing and Qualification....................................  2
    2.2    Capitalization...................................................................  2
    2.3    Subsidiaries.....................................................................  4
    2.4    Authorization....................................................................  4
    2.5    Valid Issuance of Securities.....................................................  4
    2.6    Governmental Consents............................................................  4
    2.7    Litigation.......................................................................  5
    2.8    Intellectual Property............................................................  5
    2.9    Compliance with Other Instruments................................................  6
    2.10   Agreements; Action...............................................................  6
    2.11   No Conflict of Interest..........................................................  7
    2.12   Rights of Registration and Voting Rights.........................................  7
    2.13   Title to Property and Assets.....................................................  7
    2.14   No Financial Statements..........................................................  8
    2.15   Changes..........................................................................  8
    2.16   Employee Benefit Plans...........................................................  9
    2.17   Tax Returns and Payments.........................................................  9
    2.18   Labor Agreements and Actions.....................................................  9
    2.19   Confidential Information and Invention Assignment Agreements..................... 10
    2.20   Permits.......................................................................... 10
    2.21   Corporate Documents.............................................................. 10
    2.22   Insurance Coverage............................................................... 10
    2.23   Disclosure....................................................................... 10
    2.24   Year 2000 Compatibility.......................................................... 10
    2.25   No Merger Discussions............................................................ 11

3.    Representations and Warranties of the Purchaser....................................... 11

    3.1    Authorization.................................................................... 11
    3.2    Purchase Entirely for Own Account................................................ 11
    3.3    Disclosure of Information........................................................ 12
    3.4    Restricted Securities............................................................ 12
    3.5    No Public Market................................................................. 12
    3.6    Legends.......................................................................... 12
    3.7    Accredited Investor.............................................................. 13

4.    Conditions of the Purchaser's Obligations at Closing.................................. 13

    4.1    Approvals........................................................................ 13
    4.2    Representations and Warranties................................................... 13
    4.3    Performance...................................................................... 13
    4.4    Compliance Certificate........................................................... 13
    4.5    Qualifications................................................................... 13
    4.6    Opinion of Company Counsel....................................................... 13

    4.7    Board of Directors............................................................... 13
    4.8    Investors' Rights Agreement...................................................... 13
    4.9    Co-Sale Agreement................................................................ 14
    4.10   Voting Agreement................................................................. 14
    4.11   Restated Articles................................................................ 14
    4.12   Minimum Offering................................................................. 14

5.    Conditions of the Company's Obligations at Closing.................................... 14

    5.1    Representations and Warranties................................................... 14
    5.2    Performance...................................................................... 14
    5.3    Qualifications................................................................... 14
    5.4    Investors' Rights Agreement...................................................... 14
    5.5    Co-Sale Agreement................................................................ 15
    5.6    Voting Agreement................................................................. 15

6.    Covenants of the Company.............................................................. 15

    6.1    Use of Proceeds.................................................................. 15
    6.2    Key Man Life Insurance........................................................... 15
    6.3    Series D Warrants................................................................ 15
    6.4    Termination of Covenants......................................................... 15

7.    Miscellaneous......................................................................... 15

    7.1    Survival of Warranties........................................................... 15
    7.2    Transfer; Successors and Assigns................................................. 16
    7.3    Governing Law.................................................................... 16
    7.4    Counterparts..................................................................... 16
    7.5    Titles and Subtitles............................................................. 16
    7.6    Notices.......................................................................... 16
    7.7    Finder's Fee..................................................................... 16
    7.8    Fees and Expenses................................................................ 16
    7.9    Attorney's Fees.................................................................. 17
    7.10   Amendments and Waivers........................................................... 17
    7.11   Severability..................................................................... 17
    7.12   Delays or Omissions.............................................................. 17
    7.13   Entire Agreement................................................................. 18
    7.14   Corporate Securities Law......................................................... 18
    7.15   Confidentiality.................................................................. 18
    7.16   Exculpation Among Purchasers..................................................... 18

                               PETOPIA.COM, INC.


                  SERIES D PREFERRED STOCK PURCHASE AGREEMENT
                  -------------------------------------------

     This Series D Preferred Stock Purchase Agreement (the "Agreement") is made
                                                            ---------
as of November 29, 1999 by and between Petopia.com, Inc., a Delaware corporation (the "Company"), and each of the investors listed on Exhibit A attached hereto
      -------                                        ---------
("each a "Purchaser" and together the "Purchasers").
          ---------                    ----------

     The parties hereby agree as follows:

     1.   Purchase and Sale of Preferred Stock.
          ------------------------------------

          1.1  Sale and Issuance of Series D Preferred Stock.
               ---------------------------------------------

               (a) The Company shall adopt and file with the Secretary of State of the State of Delaware on or before the Closing (as defined below) the Fourth Amended and Restated Certificate of Incorporation in the form attached hereto as Exhibit B (the "Restated Certificate").
---------       --------------------

               (b) Subject to the terms and conditions of this Agreement, the Purchasers agree to purchase and the Company agrees to sell and issue to each Purchaser at the First and Subsequent Closings that number of shares of Series D Preferred Stock set forth opposite each such Purchaser's name on Exhibit A
                                                                 ---------
attached hereto at a purchase price of $5.6061 per share (the "Purchase Price").
                                                               --------------
The shares of Series D Preferred Stock issued to the Purchasers pursuant to this Agreement shall be hereinafter referred to as the "Stock."
                                                   -----

               (c) The Stock and the shares of Common Stock issuable upon conversion of the Stock shall be collectively referred to herein as the "Securities."
 ----------

          1.2  Closing; Delivery.
               -----------------

               (a) The purchase and sale of the Stock shall take place at the offices of Perkins Coie LLP, 135 Commonwealth Drive, Suite 250, Menlo Park, California, at 10:00 a.m., on November 29, 1999, or at such other time and place as the Company and the Purchasers of not less than 6,243,200 shares of the Stock mutually agree upon, orally or in writing (which time and place are designated as the "First Closing"). The closings of the purchase and sale of up to
        -------------
8,918,856 shares of Stock in the aggregate (not including shares of Stock sold in the First Closing, the "Additional Shares") hereunder (the "Subsequent
                           -----------------                   ----------
Closings") shall be held at the offices of Perkins Coie LLP at such times and
--------
dates as the Company and the additional Purchasers (the "Additional Purchasers")
                                                         ---------------------
shall specify, but in no event shall a Subsequent Closing occur later than the earlier of (i) the day immediately preceding the date of filing of the Company's registration statement on Form S-1 under the Securities Act of 1933, as amended (the "Securities Act"), and (ii) December 15, 1999 (the earlier of such dates,
      --------------
the "Cutoff Date").  Any Additional Shares may be sold only to (a) the investors
     -----------
listed on Exhibit A-1, or (b) any other person, not being a financial investor,
          -----------
acceptable to Attractor Investment Management Inc. ("Attractor") in its sole and
                                                     ---------
absolute discretion. If as of the Cutoff Date the Company has sold fewer than 8,918,856 shares of Stock hereunder, the Company shall offer each Purchaser the right to purchase that number of shares of Stock equal to the product of (x) the difference of 8,918,856 and the aggregate number of shares of Stock sold by the Company prior to the Cutoff Date, and (y) a fraction, the numerator of which is the number of shares of Stock held by such Purchaser and the denominator of which is the aggregate number of shares of Stock sold by the Company prior to the Cutoff Date. Nothing in this paragraph shall require the Company to issue more than 8,918,856 shares of Stock in the aggregate.

               (b) Subject to the terms of this Agreement, at the Closing, the Company shall deliver to each Purchaser a certificate representing the Stock being purchased by such Purchaser against payment of the purchase price therefor by check payable to the Company, by wire transfer to the Company's bank account, by cancellation of indebtedness, or by any combination thereof. At the Subsequent Closings, if any, a Supplemental Schedule of Purchasers shall be added to this Agreement as Exhibit A-2 and the Company will deliver to each
                           -----------
Additional Purchaser who shall have executed this Agreement a certificate or certificates representing the number of Additional Shares being purchased hereby against (i) payment of the purchase price therefor by check payable to the Company, by wire transfer to the Company's bank account, by cancellation of indebtedness, or by any combination thereof, and (ii) delivery of signature pages to this Agreement and each of the Related Agreements (as defined below).

     2.   Representations and Warranties of the Company.  The Company hereby
          ---------------------------------------------
represents and warrants to the Purchasers that, except as set forth on a Schedule of Exceptions attached hereto as Exhibit C (the "Schedule of
                                          ---------       -----------
Exceptions"), which exceptions shall be deemed to be representations and
----------
warranties as if made hereunder:

          2.1  Organization, Good Standing and Qualification.  The Company is a
               ---------------------------------------------
corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has all requisite corporate power and authority to own its properties and to carry on its business. The Company is duly qualified to transact business and is in good standing as a foreign corporation in each jurisdiction in which the failure to so qualify would have a material adverse effect on its business or properties.

          2.2  Capitalization.  Immediately prior to the Closing, the authorized
               --------------
capital of the Company consists of:

               (a) 42,500,000 shares of Preferred Stock, (i) 11,555,000 of which shares have been designated Series A Preferred Stock, 9,755,000 of which are issued and outstanding immediately prior to the Closing and 1,800,000 of which have been reserved for issuance upon exercise of outstanding warrants to purchase shares of Series A Preferred Stock (the "Series A Warrants"), (ii)
                                                  -----------------
8,000,000 of which have been designated Series B Preferred Stock, 7,736,345 of which are issued and outstanding immediately prior to the Closing, (iii) 12,940,620 of which have been designated Series C Preferred Stock, 3,017,175 of which are issued and outstanding immediately prior to the Closing, 4,803,458 of which have been reserved for issuance to PETCO Animal Supplies, Inc. ("PETCO")
                                                                       -----
upon the achievement of certain milestones (the "PETCO Shares"), and 5,119,987
                                                 ------------
of which have been reserved for issuance upon exercise of outstanding warrants to purchase shares of Series C Preferred Stock (the "Series C Warrants"), and
                                                     -----------------
(iv) 10,000,000 of which have been designated Series D Preferred Stock, none of which are issued and outstanding immediately prior to the Closing. The rights, privileges and preferences of the Series A, Series B, Series C and Series D Preferred Stock are as stated in the Restated Certificate. All issuances of shares of Series A, Series B and Series C Preferred Stock referenced above, other than the PETCO Shares, have been consummated and, except as described above, the Company will not issue additional shares of Series A, Series B or Series C Preferred Stock. The shares of Series A, Series B and Series C Preferred Stock issued by the Company were duly authorized, validly issued, fully paid, nonassessable, free and clear of any liens or encumbrances (other than those imposed by the purchasers thereof), and based in part on the representations made by the purchasers thereof, were exempt from registration under Section 5 of the Securities Act of 1933, as amended and the California Corporate Securities Law of 1968, as amended. The rights of PETCO as set forth in Section 6.6 of the Series C Preferred Stock Purchase Agreement dated July 12, 1999 by and between the Company and PETCO expired prior to any exercise thereof.

               (b) 65,000,000 shares of Common Stock, 9,581,971 shares of which are issued and outstanding immediately prior to the Closing. All of the outstanding shares of Common Stock have been duly authorized and validly issued, are fully paid and nonassessable, and were issued in compliance with all applicable federal and state securities laws.

               (c) The Company has reserved 7,500,000 shares of Common Stock for issuance to officers, directors, employees and consultants of the Company pursuant to its 1999 Stock Plan duly adopted by the Board of Directors and approved by the Company's stockholders (the "Stock Plan"), of which options to
                                             ----------
purchase 4,572,816 shares of Common Stock are currently outstanding, 1,737,410 shares of Common Stock have been issued and 1,189,774 shares are available for future issuance under the Stock Plan. The Company has reserved (i) 11,555,000 shares of Common Stock for issuance upon conversion of the Series A Preferred Stock, (ii) 8,000,000 shares of Common Stock for issuance upon conversion of the Series B Preferred Stock, (iii) 12,940,620 shares of Common Stock for issuance upon conversion of the Series C Preferred Stock, (iv) 10,000,000 shares of Common Stock for issuance upon conversion of the Series D Preferred Stock, (v) 585,000 shares of Common Stock for issuance upon the exercise of outstanding warrants to purchase Common Stock issued or issuable to the founders of Loveland Pet Products, Inc. (the "Loveland Warrants").
                         -----------------

               (d) Except for (i) the conversion privileges of the Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock, Series A Warrants, Loveland Warrants, the Petco Shares and the Series C Warrants, (ii) the rights of first refusal as set forth in the Investors' Rights Agreement and the Co-Sale Agreement (each as defined below),
(iii) the rights to participate in the initial public offering as indicated in
Section 2.6 of the Investors' Rights Agreement (as defined below) and in the IPO Allocation Agreement dated as of May 4, 1999 between the Company and certain purchasers of Series A Preferred Stock (the "May IPO Allocation Agreement"), and
                                             ----------------------------
(iv) 7,500,000 shares of Common Stock reserved for issuance pursuant to the Stock Plan, there are, to our knowledge, no options, warrants, conversion privileges or other rights (or agreements for any such rights) outstanding to purchase or otherwise obtain from the Company any of the Company's securities except as set forth on the Schedule of Exceptions.

          2.3  Subsidiaries.  The Company does not currently own or control,
               ------------
directly or indirectly, any interest in any other corporation, association, or other business entity.

          2.4  Authorization.  All corporate action on the part of the Company,
               -------------
its officers, directors and stockholders necessary for the due authorization, execution and delivery of this Agreement, the Third Amended and Restated Investors' Rights Agreement in the form attached hereto as Exhibit D (the
                                                           ---------
"Investors' Rights Agreement"), the Third Amended and Restated Co-Sale Agreement
 ---------------------------
in the form attached hereto as Exhibit E (the "Co-Sale Agreement"), and the
                               ---------       -----------------
Third Amended and Restated Voting Agreement in the form attached hereto as

Exhibit F (the "Voting Agreement") collectively with the Investors' Rights
---------       ----------------
Agreement, the Co-Sale Agreement and the Voting Agreement, the "Related
                                                                -------
Agreements"), and any other agreements or instruments executed by the Company in
----------
connection herewith or therewith, the performance of all obligations of the Company hereunder and thereunder and the authorization, issuance and delivery of the Securities has been taken or will be taken prior to the Closing. This Agreement, the Related Agreements and the other agreements and instruments executed by the Company in connection herewith or therewith, when executed and delivered by the Company, shall constitute valid and legally binding obligations of the Company, enforceable against the Company in accordance with their terms except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, and other laws of general application affecting enforcement of creditors' rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies, or (iii) to the extent the indemnification provisions contained in the Investors' Rights Agreement may be limited by applicable federal or state securities laws.

          2.5  Valid Issuance of Securities.  The Stock being issued to each of
               ----------------------------
the Purchasers hereunder, when issued, sold and delivered in accordance with the terms hereof for the consideration expressed herein, will be duly and validly issued, fully paid and nonassessable and free of restrictions on transfer other than restrictions on transfer under this Agreement, the Co-Sale Agreement and applicable state and federal securities laws. Based in part upon the representations of each Purchaser in Section 3 hereof and subject to the provisions of Section 2.6 below, the Stock will be issued in compliance with all applicable federal and state securities laws. The Common Stock issuable upon conversion of the Stock (the "Conversion Stock") has been duly and validly
                              ----------------
reserved for issuance, and upon issuance in accordance with the terms of the Restated Certificate, shall be duly and validly issued, fully paid and nonassessable and free of restrictions on transfer other than restrictions on transfer under this Agreement, the Co-Sale Agreement and applicable federal and state securities laws.

          2.6  Governmental Consents.  No consent, approval, order or
               ---------------------
authorization of, or registration, qualification, designation, declaration or filing with, any federal, state or local governmental authority on the part of the Company is required in connection with the consummation of the transactions contemplated by this Agreement and the Related Agreements and any other agreements or instruments executed by the Company in connection herewith or therewith, or in connection with the issuance of the Stock, except for filings pursuant to Section 25102(f) of the California Corporate Securities Law of 1968, as amended, and the rules thereunder, other applicable state securities laws and Regulation D of the Securities Act.

          2.7  Litigation.  There is no action, suit, proceeding or
               ----------
investigation pending or, to the Company's knowledge, currently threatened against the Company or any of its subsidiaries that questions the validity of this Agreement or the Related Agreements or the right of the Company to enter into them, or to consummate the transactions contemplated hereby or thereby, or that might result, either individually or in the aggregate, in any material adverse change in the assets, condition or affairs of the Company, financially or otherwise, or any change in the current equity ownership of the Company, nor is the Company aware that there is any basis for the foregoing. There is no governmental investigation pending or, to the knowledge of the Company, threatened against the Company or affecting any of the Company's properties or assets, or against any officer, key employee or stockholder of the Company in his or her capacity as such. Neither the Company, nor, to its knowledge, any officer, key employee or stockholder of the Company, in his or her capacity as such, is in default with respect to any order, writ, injunction, decree, ruling or decision of any court, commission, board or other government agency which may materially and adversely affect the business or assets of the Company. Neither the Company nor any of its subsidiaries is a party or subject to the provisions of any order, writ, injunction, judgment or decree of any court or government agency or instrumentality.

          2.8  Intellectual Property.  To the best of its knowledge, the Company
               ---------------------
has sufficient title and ownership of or licenses to all patents, trademarks, service marks, trade names, copyrights, trade secrets, information, proprietary rights and processes necessary for its business as now conducted without any conflict with or infringement of the rights of others, except for such items as have yet to be conceived or developed or that are expected to be available for licensing on reasonable terms from third parties. There are no outstanding options, licenses, or agreements of any kind relating to the foregoing, nor is the Company bound by or a party to any options, licenses or agreements of any kind with respect to the patents, trademarks, service marks, trade names, copyrights, trade secrets, licenses, information, proprietary rights and processes of any other person or entity, except, in either case, for end-user, object code, internal-use software license and support/maintenance agreements. The Company has not received any communications alleging that the Company has violated or, by conducting its business, would violate any of the patents, trademarks, service marks, trade names, copyrights, trade secrets or other proprietary rights or processes of any other person or entity. To the knowledge of the Company, the use of any trade names, trademarks, copyrights, software, technology, know-how or processes by the Company in its business does not infringe on the rights of any proprietary information or intangible property right of any third person or entity, including, without limitation, any patent, trade secret, copyright, trademark or trade name. The Company is not aware that any of its employees is obligated under any contract (including licenses, covenants or commitments of any nature) or other agreement, or subject to any judgment, decree or order of any court or administrative agency, that would interfere with the use of such employee's best efforts to promote the interest of the Company or that would conflict with the Company's business. The Company does not believe it is or will be necessary to use any inventions of any of its employees (or persons it currently intends to hire) made prior to their employment by the Company. The Company has at all times used commercially reasonable efforts to treat its trade secrets as confidential and has not disclosed or otherwise dealt with such items in such a manner as to cause the loss of such trade secrets by release into the public domain.

          2.9  Compliance with Other Instruments.
               ---------------------------------

               (a) The Company is not in violation or default of any provisions of (i) its Restated Certificate or Bylaws, (ii) any instrument, judgment, order, writ, decree or contract to which it is a party or by which it is bound, (iii) any mortgage, indenture, lease, license, other agreement or instrument by which it is bound or to which it or any of its properties are subject or (iv) to its knowledge, of any provision of federal or state statute, rule or regulation applicable to the Company. The execution, delivery and performance of the Agreement and the Related Agreements and the consummation of the transactions contemplated hereby or thereby will not result in any such violation or be in conflict with or constitute, with or without the passage of time and giving of notice, either a default under any such provision, instrument, judgment, order, writ, decree or contract or an event which results in the creation of any lien, charge or encumbrance upon any assets of the Company.

               (b) To its knowledge, the Company has avoided every condition, and has not performed any act, the occurrence of which would result in the Company's loss of any right granted under any license, distribution agreement or other agreement to which the Company is a party.

          2.10 Agreements; Action.
               ------------------

               (a) All agreements, understandings, instruments or contracts to which the Company or any of its subsidiaries is a party or by which it is bound that involve (i) obligations (contingent or otherwise) of, or payments to, the Company or any of its subsidiaries in excess of $50,000, (ii) the license of any patent, copyright, trade secret or other proprietary right to or from the Company or any of its subsidiaries, or (iii) the grant of rights to manufacture, produce, assemble, license, market, or sell its products to any other person or affect the Company's exclusive right to develop, manufacture, assemble, distribute, market or sell its products, and all agreements between the Company and its officers, directors, consultants and employees (collectively, the "Contracts") are set forth in Section 2.10 of the Schedule of Exceptions. All
 ---------
of the Contracts are valid and binding obligations of the Company and in full force and effect in all material respects and enforceable by the Company in accordance with their respective terms in all material respects, subject to the effect of applicable bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium, usury or other laws of general application relating to or affecting enforcement of creditors' rights and rules or laws concerning equitable remedies. The Company is not in material default under any of such Contracts.

               (b) Neither the Company nor any of its subsidiaries has (i) declared or paid any dividends, or authorized or made any distribution upon or with respect to any class or series of its capital stock, (ii) incurred any indebtedness for money borrowed or incurred any other liabilities individually in excess of $50,000 or in excess of $100,000 in the aggregate, (iii) made any loans or advances to any person, other than ordinary advances for travel expenses, or (iv) sold, exchanged or otherwise disposed of any of its assets or rights, other than the sale of its inventory in the ordinary course of business.

          2.11 No Conflict of Interest.  The Company is not indebted, directly
               -----------------------
or indirectly, to any of its officers or directors or to their respective spouses or children, in any amount whatsoever other than in connection with expenses or advances of expenses incurred in the ordinary course of business or relocation expenses of employees. To the Company's knowledge, none of the Company's officers or directors, or any members of their immediate families, are, directly or indirectly, indebted to the Company (other than in connection with purchases of the Company's stock) or have any direct or indirect ownership interest in any firm or corporation with which the Company is affiliated or with which the Company has a business relationship, or any firm or corporation which competes with the Company except that officers, directors and/or stockholders of the Company may own stock in (but not exceeding two percent of the outstanding capital stock of) any publicly traded company that may compete with the Company. To the Company's knowledge, none of the Company's officers or directors or any members of their immediate families are, directly or indirectly, interested in any material contract with the Company. The Company is not a guarantor or indemnitor of any indebtedness of any other person, firm or corporation.

          2.12 Rights of Registration and Voting Rights.  Except as contemplated
               ----------------------------------------
in the Investors' Rights Agreement, the Company has not granted or agreed to grant any registration rights, including piggyback rights, to any person or entity. To the Company's knowledge, except as contemplated in the Voting Agreement, no stockholder of the Company has entered into any agreements with respect to the voting of capital shares of the Company.

          2.13 Title to Property and Assets.  The Company owns its property and
               ----------------------------
assets free and clear of all mortgages, liens, loans and encumbrances, except such encumbrances and liens which arise in the ordinary course of business and do not materially impair the Company's ownership or use of such property or assets, and, to the knowledge of the Company, there exists no material violation by the Company of any law, regulation or ordinance (including, without limitation, laws, regulations or ordinances relating to zoning, environmental, city planning or similar matters) relating to any real property owned, leased or subleased by the Company. With respect to the property and assets it leases, the Company is in material compliance with such leases and, to its knowledge, holds a valid leasehold interest free of any liens, claims or encumbrances. There are no defaults by the Company or, to the knowledge of the Company, by any other party thereto, which might curtail in any material respect the current use of the Company's property. The performance by the Company of this Agreement and the Related Agreements will not result in the termination of, or in any increase of any amounts payable under, any lease listed in the Schedule of Exceptions.

          2.14 Financial Statements.  Attached hereto as Exhibit G is a copy of
               --------------------                      ---------
the Company's most recent regularly prepared unaudited balance sheet and income statement (the "Unaudited Financial Statements"). The Unaudited Financial
                ------------------------------
Statements have been prepared in accordance with generally accepted accounting principles applied on a consistent basis, except for the absence of normal audit adjustments and the absence of other supporting statements, schedules and footnotes, and were prepared in accordance with the books and records of the Company and fairly present the financial position of the Company as of the date of such Unaudited Financial Statements (the "Balance Sheet Date").
                                             ------------------

          2.15 Changes.  Since the Balance Sheet Date, there has not been:
               -------

               (a) any change in the assets, liabilities, financial condition or operating results of the Company from that reflected in the Unaudited Financial Statements, except changes in the ordinary course of business that have not been, in the aggregate, materially adverse;

               (b) any damage, destruction or loss, whether or not covered by insurance, materially and adversely affecting the business, properties, prospects, or financial condition of the Company;

               (c) any waiver or compromise by the Company of a valuable right or of a material debt owed to it;

               (d) any satisfaction or discharge of any lien, claim, or encumbrance or payment of any obligation by the Company, except in the ordinary course of business and that is not material to the business, properties, prospects or financial condition of the Company;

               (e) any material change to a material contract or agreement by which the Company or any of its assets is bound or subject;

               (f) any material change in any compensation arrangement or agreement with any employee, officer, director or stockholder;

               (g) any sale, assignment or transfer of any patents, trademarks, copyrights, trade secrets or other intangible assets;

               (h) any resignation or termination of employment of any officer or key employee of the Company; and the Company, is not aware of any impending resignation or termination of employment of any such officer or key employee;

               (i) any mortgage, pledge, transfer of a security interest in, or lien, created by the Company, with respect to any of its material properties or assets, except liens for taxes not yet due or payable;

               (j) any loans or guarantees made by the Company to or for the benefit of its employees, officers or directors, or any members of their immediate families, other than travel advances and other advances made in the ordinary course of its business;

               (k) any declaration, setting aside or payment or other distribution in respect to any of the Company's capital stock, or any direct or indirect redemption, purchase, or other acquisition of any of such stock by the Company;

               (l) to the Company's knowledge, any other event or condition of any character that might materially and adversely affect the business, properties, prospects or financial condition of the Company; or

               (m) any arrangement or commitment by the Company to do any of the things described in this Section 2.15.

          2.16 Employee Benefit Plans.  The Company does not have any "Employee
               ----------------------
Benefit Plan" as such term is defined in the Employee Retirement Income Security Act of 1974.

          2.17 Tax Returns and Payments.  The Company has filed all tax returns
               ------------------------
and reports as required by law. These returns and reports are true and correct in all material respects and were filed within the applicable periods for such filings. The Company has paid all taxes and other assessments due. The Company has established adequate reserves (net of estimated tax payments already made) for the payment of all taxes payable in respect of the period subsequent to the last periods covered by such returns. There is no pending dispute with any taxing authority relating to any of such returns and the Company has not received notice of any proposed liability for any tax to be imposed upon the properties or assets of the Company. No deficiencies for any tax are currently assessed against the Company, and no tax returns of the Company have ever been audited, and, to the knowledge of the Company, there is no such audit pending or threatened. There is no tax lien, whether imposed by any federal, state or local taxing authority, outstanding against the assets, properties or business of the Company. The Company has no liabilities for taxes that are accrued whether or not yet due and payable. For the purposes of this Agreement, the term "tax" shall include all federal, state and local taxes, including income, franchise, property, sales, withholding, payroll and employment taxes.

          2.18 Labor Agreements and Actions.  The Company is not bound by or
               ----------------------------
subject to (and none of its assets or properties is bound by or subject to) any written or oral, express or implied, contract, commitment or arrangement with any labor union, and no labor union has requested or, to the knowledge of the Company, has sought to represent any of the employees, representatives or agents of the Company. There is no strike or other labor dispute involving the Company pending, or to the knowledge of the Company threatened, which could have a material adverse effect on the assets, properties, financial condition, operating results, or business of the Company, nor is the Company aware of any labor organization activity involving its employees. The employment of each officer and employee of the Company is terminable at the will of the Company. To its knowledge, the Company is in compliance in all material respects with all applicable state and federal equal employment opportunity laws and regulations and with other laws and regulations related to employment, labor, terms and conditions of employment, and wages and hours.

          2.19 Employee Matters.  Each employee, director, consultant and
               ----------------
officer of the Company has executed an agreement with the Company regarding confidentiality and proprietary information substantially in the form attached hereto as Exhibit H. The Company is not aware that any of its employees or
          ---------
consultants is in violation thereof. Except as set forth on the Schedule of Exceptions, the Company does not have in effect, and its assets are not subject to, any employment agreements, consulting agreements, deferred compensation, pension or retirement agreements or arrangements, bonus, incentive or profit-sharing plans or arrangements, or labor or collective bargaining agreements, written or oral.

          2.20 Permits. The Company has all franchises, permits, licenses and
               -------
any similar authority necessary for the conduct of its business, the lack of which could materially and adversely affect the business, properties, or financial condition of the Company. The Company is not in default in any material respect under any of such franchises, permits, licenses or other similar authority and, to the knowledge of the Company, no suspension or cancellation of any of them is threatened.

          2.21 Corporate Documents.  The Restated Certificate and Bylaws of the
               -------------------
Company are in the form provided to counsel for the Purchasers. The copy of the minute books of the Company provided to the Purchasers' counsel contains minutes of all meetings of directors and stockholders and all actions by written consent without a meeting by the directors and stockholders since the date of incorporation and reflects all actions by the directors (and any committee of directors) and stockholders with respect to all transactions referred to in such minutes accurately in all material respects.

          2.22 Insurance Coverage.   The Schedule of Exceptions contains an
               ------------------
accurate summary of the insurance policies currently maintained by the Company, if any. There are currently no claims pending against the Company under any insurance policies currently in effect and covering the property, business or employees of the Company, and all premiums due and payable with respect to the policies maintained by the Company have been paid to date.

          2.23 Disclosure.  The Company has fully provided each Purchaser with
               ----------
all the information that such Purchaser has requested for deciding whether to purchase the Stock. To its knowledge, neither this Agreement, nor any other statements or certificates made or delivered in connection herewith or therewith contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements herein or therein not misleading.

          2.24 Year 2000 Compatibility.  To the Company's knowledge, all of the
               -----------------------
Company's and any of its subsidiary's products (including products currently under development) are "Y2K Compliant." For the purposes of this paragraph, a product, service or system that is Y2K Compliant is one that is able to record, store, process, calculate and present calendar dates falling on or after January 1, 2000, and calculate any information dependent on or relating to such dates in the same manner and with the same functionality, data, integrity and performance as such product, service or system is able to record, store, process, calculate and present calendar dates on or before December 31, 1999, or calculate any information dependent on or relating to such dates. To the Company's actual knowledge, without independent investigation, the third party products, services and systems for the operation of the Company's business are Y2K Compliant.

          2.25 No Merger Discussions.  The Company has not engaged in any
               ---------------------
discussions in the past six months relating to any merger or consolidation of the Company with one or more other corporations in which the Company's present stockholders will control less than a majority of the voting securities of the surviving corporation.

     3.   Representations and Warranties of the Purchaser.  Each Purchaser
          -----------------------------------------------
hereby represents and warrants to the Company that:

          3.1  Authorization.  Such Purchaser has full power and authority to
               -------------
enter into this Agreement and the Related Agreements, and to consummate the transactions contemplated hereby and thereby. This Agreement and the Related Agreements, and any other agreements or instruments executed by such Purchaser in connection herewith or therewith, when executed and delivered by such Purchaser, will constitute valid and legally binding obligations of such Purchaser, enforceable in accordance with their terms, except (a) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, and any other laws of general application affecting enforcement of creditors' rights generally, and as limited by laws relating to the availability of a specific performance, injunctive relief, or other equitable remedies, or
(b) to the extent the indemnification provisions contained in the Investors' Rights Agreement may be limited by applicable federal or state securities laws.

          3.2  Purchase Entirely for Own Account.  This Agreement is made with
               ---------------------------------
such Purchaser in reliance upon such Purchaser's representation to the Company, which by such Purchaser's execution of this Agreement, such Purchaser hereby confirms, that the Securities to be acquired by such Purchaser will be acquired for investment for such Purchaser's own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and that such Purchaser has no present intention of selling, granting any participation in, or otherwise distributing the same. By executing this Agreement, such Purchaser further represents that such Purchaser does not presently have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to such person or to any third person, with respect to any of the Securities. Such Purchaser has not been formed for the specific purpose of acquiring the Securities.

          3.3  Disclosure of Information.  Such Purchaser has had an opportunity
               -------------------------
to discuss the Company's business, management, financial affairs and the terms and conditions of the offering of the Securities with the Company's management and has had an opportunity to review the Company's facilities. Such Purchaser understands that such discussions, as well as the Business Plan and any other written information delivered by the Company to such Purchaser, were intended to describe the aspects of the Company's business which it believes to be material.

          3.4  Restricted Securities.  Such Purchaser understands that the
               ---------------------
Securities have not been, and will not be, registered under the Securities Act, by reason of a specific exemption from the registration provisions of the Securities Act which depends upon, among other things, the bona fide nature of the investment intent and the accuracy of the Purchasers' representations as expressed herein. Such Purchaser understands that the Securities are "restricted securities" under applicable U.S. federal and state securities laws and that, pursuant to these laws, such Purchaser must hold the Securities indefinitely unless they are registered with the Securities and Exchange Commission and qualified by state authorities, or an exemption from such registration and qualification requirements is available. Such Purchaser acknowledges that the Company has no obligation to register or qualify the Securities for resale except as set forth in the Investors' Rights Agreement. Such Purchaser further acknowledges that if an exemption from registration or qualification is available, it may be conditioned on various requirements including, but not limited to, the time and manner of sale, the holding period for the

 Securities, and on requirements relating to the Company which are outside of such Purchaser's control, and which the Company is under no obligation and may not be able to satisfy.

          3.5  No Public Market.  Such Purchaser understands that no public
               ----------------
market now exists for any of the securities issued by the Company, and that the Company has made no assurances that a public market will ever exist for the Securities.

          3.6  Legends.  Such Purchaser understands that the Securities, and any
               -------
securities issued in respect of or exchange for the Securities, may bear one or all of the following legends:

               (a) "THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AND HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. NO SUCH SALE OR DISTRIBUTION MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL IN A FORM SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933."

               (b) Any legend set forth in the Related Agreements.

               (c) Any legend required by the Blue Sky laws of any state to the extent such laws are applicable to the shares represented by the certificate so legended.

          3.7  Accredited Investor.  Such Purchaser is an accredited investor as
               -------------------
defined in Rule 501(a) of Regulation D promulgated under the Securities Act (an "Accredited Investors").
 --------------------

     4.   Conditions of the Purchasers' Obligations at Closing.  The obligations
          ----------------------------------------------------
of the Purchasers to the Company under this Agreement are subject to the fulfillment, on or before the Closing, of each of the following conditions, unless otherwise waived:

          4.1  Approvals.  The transactions contemplated hereby shall have been
               ---------
duly authorized by all necessary corporate actions by the Company.

          4.2  Representations and Warranties.  The representations and
               ------------------------------
warranties of the Company contained in Section 2 shall be true and correct in all material respects on and as of the Closing with the same effect as though such representations and warranties had been made on and as of the date of the Closing.

          4.3  Performance.  The Company shall have performed and complied with
               -----------
all covenants, agreements, obligations and conditions contained in this Agreement and the Related Agreements that are required to be performed or complied with by it on or before the Closing.

          4.4  Compliance Certificate.  The Chief Executive Officer of the
               ----------------------
Company shall deliver to the Purchaser at the Closing a certificate certifying that the conditions specified in Sections 4.1, 4.2 and 4.11 have been fulfilled.

          4.5  Qualifications.  All authorizations, approvals or permits, if
               --------------
any, of any governmental authority or regulatory body of the United States or of any state that are required in connection with the lawful issuance and sale of the Securities pursuant to this Agreement shall be obtained and effective as of the Closing.

          4.6  Opinion of Company Counsel.  The Purchasers shall have received
               --------------------------
from Perkins Coie LLP, counsel for the Company, an opinion, dated as of the Closing, in substantially the form of Exhibit I.
                                      ---------

          4.7  Board of Directors.  As of the Closing, the Board shall be
               ------------------
comprised of Andrea C. Reisman, Jay C. Hoag, Michael G. Linnert, A. Brooke Seawell, Brian K. Devine, Mike Woodard and one vacancy.

          4.8  Investors' Rights Agreement.  The Company, each Purchaser and a
               ---------------------------
majority of the holders of the Registrable Securities (as defined in the Investors' Rights Agreement) shall have executed and delivered the Investors' Rights Agreement.

          4.9  Co-Sale Agreement. The Company, a majority of the Founders (as
               -----------------
defined in the Co-Sale Agreement), a majority of the holders of each of the Series A, Series B and Series C Preferred Stock, and each Purchaser shall have executed and delivered the Co-Sale Agreement.

          4.10 Voting Agreement.  The Company, a majority of the Founders, a
               -----------------
majority of the holders of each of the Series A, Series B and Series C Preferred Stock, and each Purchaser shall have executed and delivered the Voting Agreement.

          4.11 Restated Certificate.  The Company shall have filed the Restated
               --------------------
Certificate with the Secretary of State of Delaware on or prior to the date of the Closing, which shall continue to be in full force and effect as of the date of the Closing.

          4.12 Minimum Offering.  The Company shall have received commitments
               ----------------
from Purchasers to purchase not less than 6,243,200 shares of Stock in the aggregate.

     5.   Conditions of the Company's Obligations at Closing.  The obligations
          --------------------------------------------------
of the Company to the Purchasers under this Agreement are subject to the fulfillment, on or before the Closing, of each of the following conditions, unless otherwise waived:

          5.1  Representations and Warranties.  The representations and
               ------------------------------
warranties of each Purchaser contained in Section 3 shall be true and correct in all material respects on and as of the Closing with the same effect as though such representations and warranties had been made on and as of the Closing.

          5.2  Performance.  All covenants, agreements and conditions contained
               -----------
in this Agreement and the Related Agreements to be performed by the Purchasers on or prior to the Closing shall have been performed or complied with in all material respects.

          5.3  Qualifications.  All authorizations, approvals or permits, if
               --------------
any, of any governmental authority or regulatory body of the United States or of any state that are required in connection with the lawful issuance and sale of the Securities pursuant to this Agreement shall be obtained and effective as of the Closing.

          5.4  Investors' Rights Agreement.  The Company, each Purchaser and a
               ---------------------------
majority of the holders of the Registrable Securities (as defined in the Investors' Rights Agreement) shall have executed and delivered the Investors' Rights Agreement.

          5.5  Co-Sale Agreement. The Company, a majority of the Founders (as
               -----------------
defined in the Co-Sale Agreement), a majority of the holders of each of the Series A, Series B and Series C Preferred Stock, and each Purchaser shall have executed and delivered the Co-Sale Agreement.

          5.6  Voting Agreement.  The Company, a majority of the Founders, a
               -----------------
majority of the holders of each of the Series A, Series B and Series C Preferred Stock, and each Purchaser shall have executed and delivered the Voting Agreement.

     6.   Covenants of the Company.
          -------------------------

          6.1  Use of Proceeds.  The proceeds from the sale of the Stock shall
               ---------------
be used by the Company for working capital and general corporate purposes.

          6.2  Key Man Life Insurance.  The Company will use best efforts to
               ----------------------
obtain and maintain term life insurance in the amount of $2,000,000 on the Company's Chief Executive Officer ("Key Man Life Insurance"). The beneficiary
                                    ----------------------
of the Key Man Life Insurance shall be the Company.

          6.3  Series D Warrants.  If the Company sells more than 8,918,856
               -----------------
shares of Stock (the number of any such shares, the "Excess Shares"), then it
                                                     -------------
will issue to each Purchaser and Additional Purchaser that did not purchase Excess Shares warrants (the "Series D Warrants") to purchase additional shares
                             -----------------
of Stock, the exact aggregate number of which shall be equal to the product of
(x) a fraction, the numerator of which is the shares of Stock held by such Purchaser or Additional Purchaser and the denominator of which 8,918,856, and
(y) the aggregate number of Excess Shares.

          The Series D Warrants, if any, shall terminate five years after the issuance thereof, unless earlier exercised. The exercise price for the Series D Warrants shall be equal to the Purchase Price hereunder. The holders of the shares of Stock issued pursuant to the exercise of the Series D Warrants shall become parties to the Related Agreements upon execution and delivery of the signature pages thereto.

          6.4  Termination of Covenants.  The covenants contained in this
               ------------------------
Section 6 will terminate upon the effectiveness of the Company's registration statement under the Securities Act in connection with its initial public offering of securities.

     7.   Miscellaneous.
          -------------

          7.1  Survival of Warranties.  Unless otherwise set forth in this
               ----------------------
Agreement, the warranties, representations and covenants of the Company and the Purchasers contained in or made pursuant to this Agreement shall survive the execution and delivery of this Agreement and the Closing.

          7.2  Transfer; Successors and Assigns.  The terms and conditions of
               --------------------------------
this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

          7.3  Governing Law.  This Agreement and all acts and transactions
               -------------
pursuant hereto and the rights and obligations of the parties hereto shall be governed, construed and interpreted in accordance with the laws of the State of California, without giving effect to principles of conflicts of law.

          7.4  Counterparts.  This Agreement may be executed in two or more
               ------------
counterparts, each of which shall be deemed an original and all of which together shall constitute one instrument.

          7.5  Titles and Subtitles.  The titles and subtitles used in this
               --------------------
Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

          7.6  Notices.  Any notice required or permitted by this Agreement
               -------
shall be in writing and shall be deemed sufficient upon delivery, when delivered personally or by overnight courier or sent by telegram or fax, addressed to the party to be notified at such party's address as set forth on the signature page or Exhibit A hereto, or as subsequently modified by written notice, and (a) if
   ---------
to the Company, with a copy to Perkins Coie LLP, 135 Commonwealth Drive, Suite 250, Menlo Park, CA 94025, attn: Mark S. Albert, and (b) if to a Purchaser, to the address of record provided to the Company by such Purchaser, with a copy to Buchalter, Nemer, Fields & Younger, 601 South Figueroa Street, Suite 2400, Los Angeles, CA 90017, Attn: Rick Cohen, Esq.

          7.7  Finder's Fee.  Each party represents that it neither is nor will
               ------------
be obligated for any finder's fee or commission in connection with this transaction. Purchaser agrees to indemnify and to hold harmless the Company from any liability for any commission or compensation in the nature of a finder's fee (and the costs and expenses of defending against such liability or asserted liability) for which Purchaser or any of its officers, employees, or representatives is responsible. The Company agrees to indemnify and hold harmless Purchaser from any liability for any commission or compensation in the nature of a finder's fee (and the costs and expenses of defending against such liability or asserted liability) for which the Company or any of its officers, employees or representatives is responsible.

          7.8  Fees and Expenses.  Upon the First Closing, or if the Purchasers
               -----------------
have satisfied the conditions of Section 5 hereof and stand ready, willing and able to consummate the transactions contemplated hereby and the transaction contemplated hereby does not close because the Company has failed to satisfy the conditions of Section 4 hereof, the Company shall pay the reasonable, itemized fees (not to exceed $15,000 in the aggregate) and expenses of Buchalter, Nemer, Fields & Younger, special counsel for the Purchasers, incurred with respect to this Agreement, the documents referred to herein and the transactions contemplated hereby and thereby. In addition, the Company shall pay the reasonable, itemized fees and expenses of one special counsel to the Purchasers in connection with the review of any amendments, waivers, consents or approvals sought by the Company under this Agreement, not to exceed $10,000 per year in the aggregate for all such costs and expenses.

          7.9  Attorney's Fees.  If any action at law or in equity (including
               ---------------
arbitration) is necessary to enforce or interpret the terms of any of this Agreement or the Related Agreements, the prevailing party shall be entitled to reasonable attorney's fees, costs and necessary disbursements in addition to any other relief to which such party may be entitled.

          7.10 Amendments and Waivers.  Any term of this Agreement may be
               ----------------------
amended or waived only with the written consent of the Company and the holders of at least a majority of the Common Stock issued or issuable upon conversion of the Stock, provided, however, that if such amendment or waiver has the effect of
           --------  -------
affecting a particular Purchaser (i) in a manner different than the other Purchasers, and (ii) in a manner adverse to the interests of such Purchaser, then such amendment shall require the consent of such Purchaser. Any amendment or waiver effected in accordance with this Section 7.10 shall be binding upon the Purchaser and each transferee of the Stock (or the Common Stock issuable upon conversion thereof), each future holder of all such securities, and the Company.

          7.11 Severability.  If one or more provisions of this Agreement are
               ------------
held to be unenforceable under applicable law, the parties agree to renegotiate such provision in good faith. In the event that the parties cannot reach a mutually agreeable and enforceable replacement for such provision, then (a) such provision shall be excluded from this Agreement, (b) the balance of the Agreement shall be interpreted as if such provision were so excluded and (c) the balance of the Agreement shall be enforceable in accordance with its terms.

          7.12 Delays or Omissions.  No delay or omission to exercise any right,
               -------------------
power or remedy accruing to any party under this Agreement, upon any breach or default of any other party under this Agreement, shall impair any such right, power or remedy of such non-breaching or non-defaulting party nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of any party of any breach or default under this Agreement, or any waiver on the part of any party of any provisions or conditions of this Agreement, must be in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement or by law or otherwise afforded to any party, shall be cumulative and not alternative.

          7.13 Entire Agreement.  This Agreement, the Related Agreements and the
               ----------------
documents and instruments referred to herein constitute the entire agreement between the parties hereto pertaining to the subject matter hereof, and any and all other written or oral agreements relating to the subject matter hereof existing between the parties hereto are expressly canceled.

          7.14 Corporate Securities Law.  THE SALE OF THE SECURITIES WHICH ARE
               ------------------------
THE SUBJECT OF THIS AGREEMENT HAS NOT BEEN QUALIFIED WITH THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA AND THE ISSUANCE OF THE SECURITIES OR THE PAYMENT OR RECEIPT OF ANY PART OF THE CONSIDERATION THEREFOR PRIOR TO THE QUALIFICATION IS UNLAWFUL, UNLESS THE SALE OF SECURITIES IS EXEMPT FROM THE QUALIFICATION BY SECTION 25100, 25102 OR 25105 OF THE CALIFORNIA CORPORATIONS CODE. THE RIGHTS OF ALL PARTIES TO THIS AGREEMENT ARE EXPRESSLY CONDITIONED UPON THE QUALIFICATION BEING OBTAINED UNLESS THE SALE IS SO EXEMPT.

          7.15 Confidentiality.  Each party hereto agrees that, except with the
               ---------------
prior written permission of the other party, it shall at all times keep confidential and not divulge, furnish or make accessible to anyone any confidential information, knowledge or data concerning or relating to the business or financial affairs of the other parties to which such party has been or shall become privy by reason of this Agreement, discussions or negotiations relating to this Agreement, the performance of its obligations hereunder or the ownership of Securities purchased hereunder. The provisions of this Section
7.14 shall be in addition to, and not in substitution for, the provisions of any separate nondisclosure agreement executed by the parties hereto with respect to the transactions contemplated hereby.

          7.16 Exculpation Among Purchasers.  Each Purchaser acknowledges that
               ----------------------------
it is not relying upon any person, firm or corporation, other than the Company and its officers and that no Purchaser not the respective controlling persons, officers, directors, partners, agents or employees of any Purchaser shall be liable to any other Purchaser for any action heretofore or hereafter taken or omitted to be taken by any of them in connection with the purchase of the Securities.


                  [Remainder of page intentionally left blank]

     The parties have executed this Series D Preferred Stock Purchase Agreement as of the date first written above.

                  COMPANY:

                  PETOPIA.COM, INC.


                  By:  /s/ Andrea C. Reisman
                       ---------------------------------
                  Name: Andrea C. Reisman
                  Its: Chief Executive Officer

                  PURCHASERS:

                  ATTRACTOR OFFSHORE LTD.
                  By:  Attractor Investment Management Inc.
                  Its: Investment Manager

                  By:  /s/ Harvey Allison
                       ---------------------------------
                       Name:    Harvey Allison
                       Title:   President


                  ATTRACTOR INSTITUTIONAL LP
                  By:  Attractor Ventures LLC
                  Its: General Partner

                  By:  /s/ Harvey Allison
                       ---------------------------------
                       Name:    Harvey Allison
                       Title:   Managing Member


                  ATTRACTOR VENTURES LLC

                  By:  /s/ Harvey Allison
                       ---------------------------------
                       Name:    Harvey Allison
                       Title:   Managing Member

                  ATTRACTOR LP
                  By:  Attractor Ventures LLC
                  Its: General Partner

                  By:  /s/ Harvey Allison
                       ---------------------------------
                       Name:    Harvey Allison
                       Title:   Managing Member


                  ATTRACTOR QP LP
                  By:  Attractor Ventures LLC
                  Its: General Partner

                  By:  /s/ Harvey Allison
                       ---------------------------------
                       Name:    Harvey Allison
                       Title:   Managing Member


                  Mailing Address:
                    c/o Attractor Investment Management Inc.
                    1110 Burlingame Avenue, Suite 211
                    Burlingame, CA  94010
                    Attention:  Harvey Allison/Gigi Brisson


                  with a copy to:
                    Buchalter, Nemer, Fields & Younger
                    601 South Figueroa Street, Suite 2400
                    Los Angeles, CA 90017
                    Attention:  Rick Cohen, Esq.

                  TCV III (GP)
                  a Delaware General Partnership
                  By:  Technology Crossover Management III, L.L.C.
                  Its: General Partner

                  By:  /s/ Robert C. Bensky
                       ---------------------------------
                       Name:    Robert C. Bensky
                       Title:   Chief Financial Officer


                  TCV III, L.P.
                  a Delaware Limited Partnership
                  By:  Technology Crossover Management III, L.L.C.
                  Its: General Partner

                  By:  /s/ Robert C. Bensky
                       ---------------------------------
                       Name:    Robert C. Bensky
                       Title:   Chief Financial Officer


                  TCV III (Q), L.P.
                  a Delaware Limited Partnership
                  By:  Technology Crossover Management III, L.L.C.
                  Its:  General Partner

                  By:  /s/ Robert C. Bensky
                       ---------------------------------
                       Name:    Robert C. Bensky
                       Title:   Chief Financial Officer


                  TCV III STRATEGIC PARTNERS, L.P.
                  a Delaware Limited Partnership
                  By:  Technology Crossover Management III, L.L.C.
                  Its: General Partner

                  By:  /s/ Robert C. Bensky
                       ---------------------------------
                       Name:    Robert C. Bensky
                       Title:   Chief Financial Officer

                  Mailing Address:
                    Technology Crossover Ventures
                    56 Main Street, Suite 210
                    Millburn, NJ 07041
                    Attention:  Robert C. Bensky
                    Phone:    (973) 467-5320
                    Fax:      (973) 467-5323

                  with a copy to:
                    Technology Crossover Ventures
                    575 High Street, Suite 400
                    Palo Alto, CA 94301
                    Attention:  Jay C. Hoag
                    Phone:    (650) 614-8210
                    Fax:      (650) 614-8222

                              PETCO ANIMAL SUPPLIES, INC.

                            By: /s/ Brian K. Devine
                                ----------------------------------------------
                                Name:  Brian K. Devine
                                Title: Chairman, President and Chief Executive
                                       Officer


                            Mailing Address:
                                9125 Rehco Road
                                San Diego, CA  92121

                            ARKARO HOLDING, B.V.

                            By: /s/ Maria C. van der Sluijs-Plantz
                               -------------------------------------
                               Name:  Maria C. van der Sluijs-Plantz
                               Title: Managing Director


                            Mailing Address:
                               Locatellikade 1
                               Parnassustoren
                               1076 AZ Amsterdam
                               P.O. Box 75215
                               1070 AE Amsterdam
                               The Netherlands
                               Attention: Maria C. van der Sluijs-Plantz

                            MARK COHON

                            By:/s/ Mark Cohon
                               ---------------------------------


                            Mailing Address:
                               c/o Petopia.com, Inc.
                               1200 Folsom Street
                               San Francisco, CA 94103

                            COMDISCO, INC.
                            a Delaware corporation

                            By:__________________________________
                               Name:
                               Title:


                            Mailing Address:
                               Comdisco, Inc.
                               6111 North River Road
                               Rosemont, IL 60018
                               Attn: Venture Group

                            PET MOONSHOT INVESTORS LLC
                            a Delaware Limited Liability Company

                            By: /s/ Greg Katz
                                ----------------------------------
                                Name:  Greg Katz
                                Title:


                            Mailing Address:
                                40 West 57/th/ Street
                                New York, NY 10019

                            TWB INVESTMENT PARTNERSHIP

                            By:______________________________________
                               Name:
                               Title:


                            Mailing Address:
                               TWB Investment Partnership
                               1201 Third Avenue
                               Seattle, WA 98101

                            PRESCIENT TRUST

                            By: /s/ Eric R. Mathewson
                                --------------------------------------
                                Name:  Eric R. Mathewson
                                Title: Trustee


                            Mailing Address:
                            Prescient Capital LLC
                            One Montgomery Street, Suite 3300
                            San Francisco, CA 94104

                            BANCBOSTON CAPITAL INC.

                            By: /s/ Maia D. Heymann
                                --------------------------------------
                                Name:  Maia D. Heymann
                                Title: Vice President


                            Mailing Address:
                                BancBoston Capital Inc.
                                175 Federal Street, 10/th/ Floor
                                Boston, MA 02110
                                Attn: Jeanne McGovern

                            with a copy to:
                                BancBoston Capital Inc.
                                435 Tasso Street, Suite 250
                                Palo Alto, CA 94301
                                Attn: Maia D. Heymann

                            LINDE & CIE. SARL

                            By: /s/ Carl W. Linde
                                -------------------------------
                                Name:   Carl W. Linde
                                Title: Director


                            Mailing Address:
                                Linde & Cie. SARL
                                Barbican Business Centre
                                132/140 Gowsell Road
                                London  7D1 ECY
                                United Kingdom